SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
---------------	---------------	-------------
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
3330 Cumberland Blvd
Suite 700
Atlanta, Georgia
-------------------
(Address of principal executive offices)
30339
-----
(Zip code)

(770) 693-5950
--------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR   230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 7.01  Regulation FD Disclosure.

    The deadline for shareholder nominations of individuals for election to the Board of Directors of Numerex Corp. (the “Company”) at the 2016 Annual Meeting of Shareholders is March 28, 2016.  Any such nominations must be made in accordance with the Company’s bylaws.

    The information in this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.

Date: January 26, 2016	By: /s/ Marc Zionts
Marc Zionts
Chief Executive Officer